SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 16, 2003

DENDRITE INTERNATIONAL, INC.

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(Exact Name of Registrant as Specified in Charter)

New Jersey	0-26138	22-2786386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Mount Kemble Avenue, Morristown, New Jersey	07960-6767
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telphone number, including area code	(973) 425-1200

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

As reported on Form 8-K filed July 1, 2003, Dendrite International, Inc. (“Dendrite”) issued a press release announcing that it had completed its acquisition of SYNAVANT Inc. (“Synavant”). Pursuant to an Agreement and Plan of Merger, dated as of May 9, 2003 and amended as of May 16, 2003, by and among Dendrite, Synavant, and Amgis Acquisition Co. (“Amgis”), a wholly-owned subsidiary of Dendrite, Amgis and Dendrite completed, on June 16, 2003, an all cash tender offer to acquire all of the outstanding shares of common stock of Synavant, at a price of $3.22 per share, followed by a short-form merger through which Amgis merged with and into Synavant. In the merger, each share of Synavant common stock held by a stockholder that did not tender its shares in the tender offer (other than those held by Dendrite, Amgis or Synavant, and any shares in respect of which appraisal rights may be properly demanded in accordance with the Delaware General Corporation Law) was automatically converted into the right to receive a cash payment of $3.22, without interest. As a result of the merger, Synavant became a wholly-owned subsidiary of Dendrite.

This Form 8-K/A amends the current report on Form 8-K filed July 1, 2003 to include Item 7(a) Financial Statements and Item 7(b) Pro forma Financial Information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Financial Statements.

        The following financial statements of Synavant are included as Exhibits:

(a)	Audited financial statements of SYNAVANT Inc., including Synavant’s Consolidated Balance Sheet at December 31, 2002 and 2001 and the Consolidated Statements of Operations, Cash Flows, Stockholders’ Equity and Comprehensive Income for each of the three years in the period ended December 31, 2002, filed as Exhibit 99.1 hereto.

(b)	Unaudited interim consolidated financial statements of SYNAVANT Inc., including Synavant’s Balance Sheet at March 31, 2003 and the Statements of Operations and Cash Flows for the three months ended March 31, 2003 and 2002, filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

Unaudited pro forma financial statements, including Condensed Combined Balance Sheet at March 31, 2003 and Condensed Combined Income Statement for the year ended December 31, 2002 and for the three months ended March 31, 2003, filed as Exhibit 99.3 hereto.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants for SYNAVANT Inc.

99.1	Audited financial statements of SYNAVANT Inc., including Synavant’s Consolidated Balance Sheet at December 31, 2002 and 2001 and the Consolidated Statements of Operations, Cash Flows, Stockholders’ Equity and Comprehensive Income for each of the three years in the period ended December 31, 2002.

99.2	Unaudited interim consolidated financial statements of SYNAVANT Inc., including Synavant’s Balance Sheet at March 31, 2003 and the Statements of Operations and Cash Flows for the three months ended March 31, 2003 and 2002.

99.3	Unaudited pro forma financial statements, including Condensed Combined Balance Sheet at March 31, 2003 and Condensed Combined Income Statement for the year ended December 31, 2002 and for the three months ended March 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2003	DENDRITE INTERNATIONAL, INC. By: KATHLEEN E. DONOVAN —————————————— Name: Kathleen E. Donovan Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants for SYNAVANT, Inc.

99.1	Audited financial statements of SYNAVANT Inc., including Synavant’s Consolidated Balance Sheet at December 31, 2002 and 2001 and the Consolidated Statements of Operations, Cash Flows, Stockholders’ Equity and Comprehensive Income for each of the three years in the period ended December 31, 2002.

99.2	Unaudited interim consolidated financial statements of SYNAVANT Inc., including Synavant’s Balance Sheet at March 31, 2003 and the Statements of Operations and Cash Flows for the three months ended March 31, 2003 and 2002.

99.3	Unaudited pro forma financial statements, including Condensed Combined Balance Sheet at March 31, 2003 and Condensed Combined Income Statement for the year ended December 31, 2002 and for the three months ended March 31, 2003.